UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05296

Exact name of registrant as specified in charter:	The High Yield Income Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2008

Date of reporting period:	8/31/2008

Item 1	–	Reports to Stockholders

ANNUAL REPORT

AUGUST 31, 2008

THE HIGH YIELD INCOME FUND, INC.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares.

The views expressed in this report and information about the Fund’s holdings are for the period covered by this report and are subject to change thereafter.

Your Fund’s Performance

Fund objectives

The primary investment objective of The High Yield Income Fund, Inc. is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Fund will seek to achieve its objectives by investing primarily in corporate bonds rated below investment grade by independent rating agencies. Bonds rated below investment grade are commonly known as “junk” bonds and are subject to greater risk of default and higher volatility than investment grade bonds. Furthermore, these bonds tend to be less liquid than higher-quality bonds. The Fund is diversified, and we carefully research companies to find those with attractive yields and improving credit quality. There can be no assurance that the Fund will achieve its investment objectives.

Performance as of 8/31/08
	Total Return 12 Months	NAV 8/31/08	Market Price 8/31/08
The High Yield Income Fund[1]	1.50%	$4.93	$4.31
Lehman Brothers U.S. Corporate High Yield 1% Issuer Capped Index[2]	–0.44	N/A	N/A
Prior Index[3]	–0.66	N/A	N/A
Lipper Closed-End High Current Yield Funds (Leveraged) Avg.[4]	–14.03	N/A	N/A

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance, call (800) 451-6788. There are no sales charges.

1Source: Prudential Investments LLC. Total return of the Fund represents the change in net asset value from the beginning of the period (9/1/07) through the end (8/31/08) and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange, Inc. using the symbol HYI. Past performance is not indicative of future results.

2Source: Lehman Brothers. The Lehman Brothers U.S. Corporate High Yield 1% Issuer Capped Index (1% Issuer Capped Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes.

3Source: Lehman Brothers. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (the Prior Index) is an unmanaged index of fixed-rate, noninvestment grade debt securities with at least one year remaining to maturity. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

4Source: Lipper Inc. These are the average returns of 31 funds in the Closed-End High Current Yield Funds (Leveraged) category for 12 months.

The High Yield Income Fund, Inc.	1

Your Fund’s Performance (continued)

Investors cannot invest directly in an index.

Yield and Dividend as of 8/31/08
Total Monthly Dividends Paid per Share 12 Months	Yield at Market Price[5]
$0.4575	10.61%

5Yield at market price is determined by dividing total monthly dividends paid per share during the 12 months ended August 31, 2008 by the market price per share as of August 31, 2008.

2

Strategy and Performance Overview

How did the Fund perform?

The Fund returned 1.50% for its 12-month reporting period ended August 31, 2008, outperforming the 0.44% decline of the Lehman Brothers U.S. Corporate High Yield 1% Issuer Capped Index (the Index) and significantly beating the 14.03% decline of the Lipper Closed-End High Current Yield Funds (Leveraged) Average.

What were conditions like in the U.S. high yield market?

Early in the reporting period, the Federal Reserve (the Fed) tried to prevent a rising tide of delinquencies and foreclosures on subprime mortgages from engulfing the broader U.S. economy. The Fed cut its target for the federal funds rate charged on overnight loans between banks to 4.75% from 5.25% in September 2007. It hoped that lower borrowing costs would encourage companies to continue expanding their businesses and consumers to spend freely for goods and services. Initially, the rate cut buoyed financial markets, and high yield bond prices gained in September and October 2007, only to turn sharply lower as the reporting period continued.

It became increasingly clear that more aggressive, inventive measures were needed to support the economy and ease stresses in the credit markets. Wall Street investment banks and commercial banks were forced to write down billions of dollars of debt securities linked to the risky mortgages. Commercial banks grew reluctant to lend money to each other, businesses, and consumers. The U.S. economy shed thousands of jobs, housing prices continued to fall, and the inventory of houses for sale climbed.

A concerned Fed acted decisively. It repeatedly eased monetary policy, pushing down its target for the federal funds rate to 2.00%. In addition, the Fed allowed Wall Street investment banks to borrow money from its discount window on much the same terms as commercial banks. It also helped facilitate JP Morgan Chase & Co.’s hurried acquisition of Bear Stearns Cos. at a deep discount before the latter slid into bankruptcy. The Fed’s decision to help initially cheered financial markets, helping high yield bond prices soar in April 2008. But the downturn in the high yield market soon resumed.

As the credit crisis worsened, investors grew more risk averse. Many continued to seek safe haven in U.S. Treasury securities, which are rated AAA because the federal government backs their interest and principal. Meanwhile, prices of riskier assets, including high yield bonds, repeatedly came under pressure, causing their yields to climb, as yields rise when bond prices fall. Consequently, the difference between yields on high yield bonds and 10-year U.S. Treasury notes ballooned, indicating that investors required significantly more compensation to invest in bonds rated below investment grade. Defaults on high yield bonds also edged higher as more companies failed to pay interest and/or principal on their debt securities.

The High Yield Income Fund, Inc.	3

Strategy and Performance Overview (continued)

Within the high yield market, the performance was mixed for the 12-month reporting period. The positive total return posted by bonds in the Ba rating category was wiped out by the sharp declines posted by bonds in the lower rating categories. Some market sectors such as healthcare, pharmaceuticals, telecommunications, and aerospace/defense finished in positive territory. In contrast, the airlines and automotive sectors, hard hit by soaring energy prices, as well as the building materials and financial institutions sectors, which were deeply affected by the credit crisis, ended the period with double-digit losses.

How was the Fund positioned during the reporting period?

Under the difficult market conditions, the Fund continued to favor shorter-term investments, whether high yield bonds or leveraged bank loans. The latter are loans made to below-investment-grade companies that have borrowed heavily to finance their businesses. Of the two, leveraged bank loans are the more conservative because, in most cases, they get paid off before high yield bonds when a company declares bankruptcy.

Commercial banks sell leveraged loans to mutual funds and other institutional investors to remove them from their balance sheets, thereby reducing the risk associated with lending. Wall Street firms also set up legal entities that purchase groups of loans and package them as collateralized loan obligations (CLOs) that are sold to institutional investors. Because there was a large amount of bank loans available and few newly issued CLOs, the Fund was able to increase its holdings of leveraged bank loans on very attractive terms.

The Fund also benefited from Prudential Fixed Income Management’s sector allocation strategy that favored so-called defensive industries, that is those that tend to hold up well even when the broader economy weakens in the United States. Most notably, the Fund had a substantially larger exposure than the Index to the healthcare sector, which performed well. At the same time, the Fund had significantly smaller positions than the Index in the troubled automotive, building materials, and financial institutions sectors. Thus, the sector allocation strategy helped the Fund outperform the Index for the reporting period.

What were some of the key holdings that aided the Fund’s return?

Two of the Fund’s positions in the healthcare sector—Accellent, Inc. and HCA, Inc.—made the largest positive contribution to its return. Accellent provides design, engineering, and manufacturing services to companies that produce medical devices. HCA, a provider of healthcare services in the United States and England, owns more than 160 hospitals and more than 100 outpatient centers.

4

In the difficult investment environment, avoiding companies that defaulted on their bonds was just as important as selecting bonds of companies that performed well. For example, the Fund did not own bonds of SemGroup LP, an oil company included in the Index. SemGroup filed to reorganize under Chapter 11 of the U.S. Bankruptcy Code and defaulted on its bonds. Avoiding these debt securities helped the Fund outperform the Index.

What were some of the key holdings that hurt the Fund’s return?

The Fund had a limited exposure to bonds that were pressured most by the malaise in the housing market. Yet it continued to have a larger exposure than the Index to debt securities of Realogy Corp., a real estate management and services firm based in New Jersey. Realogy bonds were one of the largest detractors from the Fund’s return, but the Fund continues to hold them because Prudential Fixed Income Management still believes Realogy will gain market share as weaker competitors go out of business.

The Fund also owned bonds of Hawaiian Telecom Communications that tumbled in value, detracting from its return. The company suffered lingering systems problems that have weakened its competitive potential in the longer term.

How did Prudential Fixed Income Management employ leverage in the Fund?

Leverage refers to the practice of taking out a loan against a percentage of a portfolio’s assets and investing the money back into the high yield market. It can materially enhance a portfolio’s return when the underlying bonds gain in value, or it can detract from a portfolio’s return when the underlying bonds decline in value.

Shortly before the reporting period began, Prudential Fixed Income Management reduced the amount of leverage employed by the Fund because it believed valuations of high yield bonds did not accurately reflect the degree of risk in the market. However, the Fund increased borrowing during the reporting period to selectively take advantage of attractive investment opportunities created by the sell-off in the high yield market.

What is Prudential Fixed Income Management’s outlook for the market?

Prudential Fixed Income Management maintains its cautious outlook for the U.S. high yield bond and leveraged bank loan markets, given that weak economic conditions are having a negative impact on companies that borrow heavily to finance their businesses. As previously mentioned, defaults on high yield bonds have already begun to edge higher. Prudential Fixed Income Management expects the default rate to rise by the end of 2008 to nearly 4.00%, its long-term average.

The High Yield Income Fund, Inc.	5

Strategy and Performance Overview (continued)

The high yield market is also expected to remain volatile well into 2009. That said, Prudential Fixed Income Management believes the downturn in the high yield market continues to create attractive investment opportunities. Even relatively minor disappointments in earnings have caused sharp sell-offs in the high yield bonds and bank loans of some generally solid companies. The Fund’s portfolio managers and credit research analysts are working diligently to identify high yield bonds and bank loans that have become oversold and therefore represent good value.

6

Portfolio of Investments

as of August 31, 2008

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 133.5%
BANK LOANS 12.4%

Cable 3.2%
CSC Holdings, Bank Loan	Ba1	3.464%(h)	2/24/12	$1,922	(f)	$1,827,896

Electric 1.6%
Texas Competitive Electric Holdings Co. LLC,
Bank Loan	Ba3	6.22(h)	10/10/14	224	(f)	208,884
Bank Loan	Ba3	6.269(h)	10/10/14	746	(f)	694,004

						902,888

Health Care & Pharmaceutical 1.9%
HCA, Inc., Bank Loan	Ba3	5.306(h)	11/17/12	734	(f)	685,871
Royalty Pharma Financial Trust, Bank Loan	Baa3	7.75	5/15/15	400	(f)	397,500

						1,083,371

Media & Entertainment 0.9%
Idearc, Inc., Bank Loan	Ba3	4.786(h)	11/17/14	746	(f)	522,348

Paper 1.2%
Georgia-Pacific LLC, Bank Loan	Ba2	4.466(h)	12/29/12	717	(f)	677,003

Technology 2.7%
Flextronics Intl., Bank Loan	Ba1	5.041(h)	10/01/12	995	(f)	910,725
Sensata Technologies, Bank Loan	B1	4.543(h)	4/27/13	746	(f)	655,251

						1,565,976

Telecommunications 0.9%
Alltel Communications, Inc., Bank Loan	Ba3	5.314(h)	5/15/15	497	(f)	491,648

Total bank loans (cost $7,167,672)						7,071,130

CORPORATE BONDS 121.1%

Aerospace/Defense 4.5%
BE Aerospace, Inc., Sr. Unsec’d Notes	Ba3	8.50	7/01/18	300		312,750

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	7

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Aerospace/Defense (cont’d)
DRS Technologies, Inc.,
Gtd. Notes	B1	6.625%	2/01/16	$200		$206,000
Gtd. Notes	B3	7.625	2/01/18	400		421,000
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75	6/15/13	300		300,000
L-3 Communications Corp.,
Gtd. Notes	Ba3	7.625	6/15/12	400		407,000
Gtd. Notes, Ser. B	Ba3	6.375	10/15/15	300		287,250
Moog, Inc.,
Sr. Sub. Notes	Ba3	6.25	1/15/15	300		283,500
Sr. Sub. Notes, 144A	Ba3	7.25	6/15/18	200		196,000
TransDigm, Inc., Gtd. Notes	B3	7.75	7/15/14	150		145,875

						2,559,375

Airlines 0.2%
AMR Corp., M.T.N., Notes, Ser. B	CCC+(d)	10.40	3/10/11	100		72,000
Continental Airlines, Inc., Pass-Thru Certs., Ser. 1998-1, Class B (Sinkable, expected maturity 3/15/17)	Ba2	6.748	3/15/17	55		44,484

						116,484

Automotive 2.4%
Ford Motor Credit Co.,
Notes	B1	7.875	6/15/10	430		370,672
Sr. Unsec’d Notes	B1	7.25	10/25/11	350		268,114
General Motors Corp.,
Notes	Caa2	7.20	1/15/11	415		266,638
Sr. Notes	Caa2	7.125	7/15/13	50		27,000
Lear Corp., Gtd. Notes, Ser. B	B3	8.75	12/01/16	125		94,063
TRW Automotive, Inc., Gtd. Notes, 144A	Ba3	7.25	3/15/17	300		258,000
Visteon Corp., Sr. Notes	Caa2	7.00	3/10/14	135		66,825

						1,351,312

Banking 0.7%
Halyk Savings Bank of Kazakhstan (Kazakhstan),
Notes, 144A	Baa3	8.125	10/07/09	100	(c)	101,000

See Notes to Financial Statements.

8

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d)
Kazkommerts International BV (Netherlands),
Gtd. Notes, 144A	Ba1	7.00%	11/03/09	$105	(c)	$99,750
Gtd. Notes 144A	Ba1	8.50	4/16/13	205	(c)	172,200

						372,950

Building Materials & Construction 1.8%
Beazer Homes USA, Inc., Gtd. Notes	B2	8.625	5/15/11	110		86,900
D.R. Horton, Inc., Gtd. Notes	Ba2	8.00	2/01/09	750		750,000
KB Home, Notes	Ba2	6.375	8/15/11	150		138,000
Nortek, Inc., Sr. Sub. Notes	Caa1	8.50	9/01/14	100		61,000

						1,035,900

Cable 5.1%
Charter Communications Holdings I LLC,
Gtd. Notes	Caa3	10.00	5/15/14	99		49,005
Gtd. Notes	Caa3	11.125	1/15/14	198		99,000
Gtd. Notes	Caa3	11.75	5/15/14	500		267,500
Gtd. Notes	NR	11.00	10/01/15	4		3,050
Sec’d. Notes	Caa3	11.00	10/01/15	300		230,250
CSC Holdings, Inc.,
Debentures	B1	7.625	7/15/18	100		93,000
Debentures	B1	7.875	2/15/18	50		47,000
Sr. Notes, Ser. B	B1	7.625	4/01/11	25		25,125
Mediacom Broadband LLC, Sr. Notes	B3	8.50	10/15/15	125		114,063
Mediacom LLC., Sr. Notes	B3	9.50	1/15/13	80		77,400
NTL Cable PLC (United Kingdom), Sr. Notes	B2	9.125	8/15/16	300	(c)	285,750
Shaw Communications, Inc. (Canada),
Sr. Notes	Ba1	7.20	12/15/11	300	(c)	303,375
Sr. Notes	Ba1	8.25	4/11/10	600	(c)	615,749
Videotron Ltee, (Canada),
Gtd. Notes	Ba2	6.375	12/15/15	100	(c)	93,375
Gtd. Notes	Ba2	6.875	1/15/14	208	(c)	202,020
Sr. Notes, 144A	Ba2	9.125	4/15/18	375	(c)	394,219

						2,899,881

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	9

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods 12.3%
Actuant Corp., Gtd. Notes	Ba2	6.875%	6/15/17	$125		$122,500
ALH Finance LLC, Sr. Sub. Notes	B3	8.50	1/15/13	250		233,125
Allied Waste North America, Inc.,
Sec’d. Notes, Ser. B	B1	5.75	2/15/11	450		446,624
Sr. Notes	B1	7.25	3/15/15	95		96,188
Sr. Sec’d. Notes	B1	6.125	2/15/14	150		145,875
Sr. Sec’d. Notes	B1	6.375	4/15/11	250		250,625
Ashtead Capital, Inc., Notes, 144A	B1	9.00	8/15/16	475		427,500
Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A	B1	8.625	8/01/15	150	(c)	133,500
Baldor Electric Co., Gtd. Notes	B3	8.625	2/15/17	360		364,500
Blount, Inc., Sr. Sub. Notes	B2	8.875	8/01/12	425		433,500
Columbus McKinnon Corp., Sr. Sub. Notes	B1	8.875	11/01/13	300		309,000
Ucar Finance, Inc., Gtd. Notes	Ba3	10.25	2/15/12	98		100,940
Hertz Corp., Gtd. Notes	B1	8.875	1/01/14	820		767,724
JohnsonDiversey Holdings, Inc., Discount Notes	Caa1	10.67	5/15/13	310		311,550
JohnsonDiversey, Inc., Gtd. Notes, Ser. B	B2	9.625	5/15/12	75		76,313
Lender Processing Services, Inc., Sr. Unsec’d Notes, 144A	Ba2	8.125	7/01/16	375		381,094
Mobile Mini, Inc., Sr. Notes	B2	6.875	5/01/15	295		251,488
RBS Global, Inc. & Rexnord Corp., Gtd. Notes	B3	9.50	8/01/14	345		336,375
Rental Service Corp., Bonds	Caa1	9.50	12/01/14	320		256,000
SPX Corp., Sr. Notes, 144A	Ba2	7.625	12/15/14	225		231,188
Stena AB (Sweden),
Sr. Notes	Ba2	7.00	12/01/16	100	(c)	94,500
Sr. Notes	Ba2	7.50	11/01/13	275	(c)	268,125
Terex Corp.,
Gtd. Notes	Ba2	7.375	1/15/14	275		270,875
Sr. Sub. Notes	Ba3	8.00	11/15/17	100		98,750
United Rentals North America, Inc.,
Sr. Sub. Notes	B2	7.75	11/15/13	400		316,000
Valmont Industries, Inc., Gtd. Notes	Ba2	6.875	5/01/14	350		339,500

						7,063,359

See Notes to Financial Statements.

10

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals 5.7%
Hercules, Inc., Gtd. Notes	Ba1	6.75%	10/15/29	$175	$175,875
Huntsman LLC, Gtd. Notes	Ba1	11.625	10/15/10	1,111	1,149,884
Koppers, Inc., Gtd. Notes	Ba3	9.875	10/15/13	805	845,250
Momentive Performance Materials, Inc., Gtd Notes	B3	9.75	12/01/14	300	270,750
Mosaic Co. (The),
Sr. Notes, 144A	Baa3	7.375	12/01/14	125	129,267
Sr. Notes, 144A	Baa3	7.625	12/01/16	125	131,454
Nalco Co., Sr. Notes	B1	7.75	11/15/11	575	582,188

					3,284,668

Consumer 2.6%
Mac-Gray Corp., Sr. Notes	B3	7.625	8/15/15	150	142,875
Realogy Corp., Gtd. Notes, PIK	Caa2	11.00	4/15/14	850	399,500
Service Corp. International,
Sr. Notes	B1	6.75	4/01/16	175	161,000
Sr. Notes	B1	7.375	10/01/14	450	438,750
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.25	2/15/13	200	193,000
Ticketmaster, Sr. Notes, 144A	Ba3	10.75	8/01/16	125	128,125

					1,463,250

Electric 7.7%
AES Corp.,
Sec’d. Notes, 144A	Ba3	8.75	5/15/13	47	48,645
Sr. Unsec’d Notes	B1	7.75	10/15/15	150	148,500
Sr. Unsec’d Notes	B1	8.00	10/15/17	500	492,500
AES Eastern Energy LP,
Pass-Through Cert.,
Ser. 1999-A	Ba1	9.00	1/02/17	184	196,629
CMS Energy Corp., Sr. Notes	Ba1	8.50	4/15/11	135	141,967
Dynegy Roseton/Danskammer,
Pass-Through Trust,
Series B	Ba3	7.67	11/08/16	550	538,314
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.75	6/15/16	225	225,000
Energy Future Holdings Corp., Gtd. Notes, PIK, 144A	B3	11.25	11/01/17	200	197,500
Midwest Generation LLC, Pass-Thru Certs., Ser. A	Baa3	8.30	7/02/09	70	70,645

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	11

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d)
Mirant Corp., 144A	NR	7.40%	7/15/49	$75	(a)(f)	$75
Mirant Mid Atlantic LLC, Pass-Through Cert., Ser. B,	Ba1	9.125	6/30/17	335		363,122
Mirant North America LLC, Gtd. Notes	B1	7.375	12/31/13	100		99,250
NRG Energy, Inc.,
Gtd. Notes	B1	7.25	2/01/14	400		394,500
Gtd. Notes	B1	7.375	2/01/16	280		276,500
Orion Power Holdings, Inc., Sr. Notes	Ba3	12.00	5/01/10	370		399,600
Sierra Pacific Resources, Inc., Sr. Notes	Ba3	8.625	3/15/14	199		208,134
Tenaska Alabama Partners LP,
Sec’d Notes, 144A	Ba2	7.00	6/30/21	136		127,842
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A	B3	10.25	11/01/15	475		473,813

						4,402,536

Energy—Other 7.9%
Compagnie Generale de Geophysique-Veritas (France), Gtd. Notes	Ba3	7.50	5/15/15	110	(c)	109,450
Forest Oil Corp., Sr. Notes	B1	8.00	12/15/11	170		173,825
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875	11/15/14	275		283,250
Newfield Exploration Co.,
Sr. Sub. Notes	Ba3	6.625	9/01/14	25		23,531
Sr. Sub. Notes	Ba3	6.625	4/15/16	400		372,499
Sr. Sub. Notes	Ba3	7.125	5/15/18	150		141,375
Opti Canada, Inc., (Canada), Sr. Sec’d Notes	B1	7.875	12/15/14	350	(c)	346,063
Parker Drilling Co., Sr. Notes	B2	9.625	10/01/13	270		282,150
PetroHawk Energy Corp.,
Gtd. Notes	B3	9.125	7/15/13	250		248,750
Sr. Notes, 144A	B3	7.875	6/01/15	275		256,438

See Notes to Financial Statements.

12

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Energy—Other (cont’d)
Petroplus Finance Ltd. (Bermuda),
Gtd. Notes, 144A	B1	6.75%	5/01/14	$400	(c)	$361,999
Gtd. Notes, 144A	B1	7.00	5/01/17	225	(c)	199,688
Pioneer Natural Resource Co.,
Sr. Notes	Ba1	5.875	7/15/16	50		43,843
Sr. Unsec’d Notes	Ba1	6.65	3/15/17	365		332,544
Sr. Unsec’d. Notes	Ba1	6.875	5/01/18	150		136,298
Plains Exploration & Production Co.,
Gtd. Notes	B1	7.00	3/15/17	460		413,999
Gtd. Notes	B1	7.625	6/01/18	25		23,563
Gtd. Notes	B1	7.75	6/15/15	50		47,625
Sandridge Energy, Inc., Sr. Notes, 144A	B3	8.00	6/01/18	375		351,563
Swift Energy Co., Gtd. Notes	B1	7.125	6/01/17	130		116,675
Tesoro Corp
Gtd. Notes	Ba1	6.25	11/01/12	90		81,000
Gtd. Notes	Ba1	6.50	6/01/17	175		146,563
Gtd. Notes	Ba1	6.625	11/01/15	50		43,375

						4,536,066

Foods 3.0%
Ahold Finance USA Inc.,
Gtd. Notes	Baa3	6.875	5/01/29	75		75,048
Notes	Baa3	8.25	7/15/10	75		78,407
Alberton’s, Inc., Debentures	B1	8.70	5/01/30	70		73,521
Aramark Corp.,
Gtd. Notes	B3	6.301(h)	2/01/15	200		186,000
Gtd. Notes	B3	8.50	2/01/15	250		251,875
Carrols Corp., Gtd. Notes	B3	9.00	1/15/13	175		147,875
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	100		101,000
Dole Food Co., Inc., Gtd. Notes	Caa1	7.25	6/15/10	150		138,750
National Beef Packing Co. LLC, Sr. Notes	Caa1	10.50	8/01/11	150		150,000
Smithfield Foods, Inc., Sr. Notes	Ba3	7.00	8/01/11	200		190,000
Stater Brothers Holdings,
Sr. Notes	B2	7.75	4/15/15	225		217,125
Sr. Notes	B2	8.125	6/15/12	100		99,500

						1,709,101

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	13

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming 5.9%
Park Place Entertainment, Inc., Sr. Sub. Notes	Caa2	8.125%	5/15/11	$135	$94,500
CCM Merger, Inc., Notes, 144A	Caa1	8.00	8/01/13	550	442,750
Fountainebleau Las Vegas Holdings LLC, Mortgage Backed, 144A	Caa1	10.25	6/15/15	275	129,938
Harrah’s Operating Co. Inc.,
Gtd. Notes	Caa2	5.50	7/01/10	150	126,000
Gtd. Notes	Caa2	5.625	6/01/15	175	68,688
Gtd. Notes, 144A	Caa1	10.75	2/01/16	800	538,000
Notes	Caa2	6.50	6/01/16	25	10,000
Mandalay Resort Group, Sr. Sub. Notes	B1	9.375	2/15/10	100	98,000
MGM Mirage, Inc.,
Gtd. Notes	Ba2	6.00	10/01/09	150	147,000
Gtd. Notes	Ba2	6.875	4/01/16	225	178,313
Gtd. Notes	Ba2	7.50	6/01/16	200	163,000
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	Ba3	8.00	4/01/12	175	148,750
Sr. Sub. Notes	Ba3	8.375	7/01/11	850	832,999
Sr. Unsec’d. Notes	Ba1	6.125	2/15/13	25	21,000
Shingle Springs Tribal Gaming Authority, Sr. Notes, 144A	B3	9.375	6/15/15	150	121,875
Station Casinos, Inc.,
Sr. Notes	B3	6.00	4/01/12	100	69,750
Sr. Sub. Notes	Caa2	6.50	2/01/14	275	123,750
Sr. Sub. Notes	Caa2	6.625	3/15/18	75	31,125
Sr. Sub. Notes	Caa2	6.875	3/01/16	65	28,275

					3,373,713

Health Care & Pharmaceutical 13.8%
Accellent, Inc., Gtd. Notes	Caa3	10.50	12/01/13	475	446,500
Biomet, Inc.,
Gtd. Notes	Caa1	11.625	10/15/17	530	557,163
Gtd. Notes, PIK	B3	10.375	10/15/17	200	210,000
Bio-Rad Labortories, Inc., Sr. Sub. Notes	Ba3	7.50	8/15/13	125	125,000

See Notes to Financial Statements.

14

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Health Care & Pharmaceutical (cont’d)
Boston Scientific Corp.,
Sr. Unsec’d Notes	Ba2	5.45%	6/15/14	$200		$187,000
Sr. Unsec’d Notes	Ba2	6.25	11/15/15	250		236,250
Catalent Pharma Solutions, Inc., Gtd. Notes	Caa1	9.50	4/15/15	325		271,375
Columbia/HCA Healthcare Corp., M.T.N.	Caa1	8.70	2/10/10	500		505,026
Columbia/HCA, Inc., Debentures	Caa1	7.50	11/15/95	100		70,615
Community Health Systems, Inc., Sr. Notes	B3	8.875	7/15/15	750		757,499
Elan Finance PLC (Ireland),
Gtd. Notes	B3	6.804(h)	11/15/11	103	(c)	95,018
Gtd. Notes	B3	7.75	11/15/11	80	(c)	74,000
FMC Finance, S.A., (Luxembourg), Gtd. Notes	Ba2	6.875	7/15/17	75	(c)	72,000
HCA, Inc., Sr. Sec’d. Notes	B2	9.125	11/15/14	725		744,937
Omega Healthcare Investors, Inc.,
Gtd. Notes	Ba3	7.00	4/01/14	300		287,250
Gtd. Notes	Ba3	7.00	1/15/16	170		158,525
Res-Care, Inc., Sr. Notes	B1	7.75	10/15/13	325		307,938
Select Medical Corp., Gtd. Notes	B3	7.625	2/01/15	45		38,700
Senior Housing Properties Trust, Sr. Notes	Ba1	8.625	1/15/12	618		630,359
Skilled Healthcare Group, Inc., Sr. Sub. Notes	Caa1	11.00	1/15/14	328		346,040
Sun Healthcare Group, Inc., Sr. Sub. Notes	B3	9.125	4/15/15	300		300,000
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (original cost $191,884; purchased 6/21/07 - 1/4/08)	Caa1	10.00	7/15/17	200	(g)	150,000
Vanguard Health Holdings Co. II LLC, Sr. Sub. Notes	Caa1	9.00	10/01/14	375		368,438
Ventas Realty LP,
Gtd. Notes	Ba1	8.75	5/01/09	300		306,000
Sr. Notes	Ba1	9.00	5/01/12	175		184,625
Viant Holdings, Inc., Gtd. Notes, 144A	Caa1	10.125	7/15/17	555	(f)	468,975

						7,899,233

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	15

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

CORPORATE BONDS (Continued)

Lodging 1.6%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%	6/01/11	$225	$217,125
Host Marriott LP,
Sr. Notes	Ba1	7.125	11/01/13	525	494,813
Sr. Notes, Ser. M	Ba1	7.00	8/15/12	200	187,000

					898,938

Media & Entertainment 6.6%
AMC Entertainment, Inc.,
Gtd. Notes	B2	11.00	2/01/16	50	50,750
Sr. Sub. Notes	B2	8.00	3/01/14	100	90,250
Cinemark, Inc., Sr. Disc. Notes	B3	9.223(i)	3/15/14	90	86,850
Clear Channel Communications, Inc.,
Debentures	Caa1	6.875	6/15/18	25	11,750
Sr. Notes	Caa1	5.75	1/15/13	250	142,500
Sr. Notes	Caa1	5.50	9/15/14	150	73,125
CMP Susquehanna Corp., Gtd. Notes	Caa1	9.875	5/15/14	50	31,250
Dex Media West LLC,
Sr. Sub. Notes, Ser. B	B1	9.875	8/15/13	415	319,550
Notes	B2	8.00	11/15/13	165	97,350
DirecTV Holdings LLC,
Gtd. Notes	Ba3	6.375	6/15/15	25	23,563
Sr. Notes	Ba3	8.375	3/15/13	275	284,625
Echostar DBS Corp.,
Gtd. Notes	Ba3	6.375	10/01/11	75	73,313
Gtd. Notes	Ba3	6.625	10/01/14	75	69,000
Gtd. Notes	Ba3	7.00	10/01/13	75	71,250
Gtd. Notes	Ba3	7.125	2/01/16	375	345,000
Gtd. Notes	Ba3	7.75	5/31/15	175	167,125
Idearc, Inc., Gtd. Notes	B3	8.00	11/15/16	350	158,375
LIN Television Corp., Gtd. Notes	B1	6.50	5/15/13	300	246,000
Medianews Group, Inc., Sr. Sub. Notes	Caa2	6.875	10/01/13	125	43,281
Morris Publishing Group LLC, Gtd. Notes	Caa1	7.00	8/01/13	65	31,200
Radio One, Inc., Gtd. Notes, Ser. B	B3	8.875	7/01/11	200	170,500

See Notes to Financial Statements.

16

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d)
Rainbow National Services LLC, 144A
Sr. Notes	B1	8.75%	9/01/12	$125		$127,500
Sr. Sub. Debentures	B2	10.375	9/01/14	20		21,275
RH Donnelley Corp.,
Sr. Notes, Ser. A-3	B3	8.875	1/15/16	225		118,125
Sr. Unsec’d Notes	B3	8.875	10/15/17	150		77,250
Sun Media Corp. (Canada), Gtd. Notes	Ba2	7.625	2/15/13	400	(c)	378,999
Universal City Florida Holdings Co., Sr. Notes	B3	7.551(h)	5/01/10	250		241,875
Univision Communications, Inc.,
Sr. Notes, PIK, 144A	Caa1	9.75	3/15/15	350		250,250

						3,801,881

Metal 7.7%
AK Steel Corp., Gtd. Notes	B1	7.75	6/15/12	200		204,500
Aleris International, Inc., Sr. Notes, PIK	B3	9.00	12/15/14	150		117,000
Century Aluminum Co., Gtd. Notes	B1	7.50	8/15/14	155		150,350
FMG Finance Pty Ltd. (Australia), 144A
Sec’d. Notes	B1	10.00	9/01/13	140	(c)	149,800
Sec’d. Notes	B1	10.625	9/01/16	475	(c)	532,000
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375	4/01/17	540		572,400
Gerdau AmeriSteel Corp. (Canada), Sr. Notes	Ba1	10.375	7/15/11	1,000	(c)	1,037,499
Ispat Inland ULC (Canada), Sec’d. Notes	Baa2	9.75	4/01/14	940	(c)	1,004,660
Metals USA, Inc., Sec’d. Notes	B3	11.125	12/01/15	222		231,990
Novelis, Inc. (Canada), Gtd. Notes	B3	7.25	2/15/15	115	(c)	106,663
Russel Metals, Inc. (Canada), Sr. Notes	Ba2	6.375	3/01/14	150	(c)	141,000
Ryerson, Inc., Sec’d Notes, 144A (original cost $250,000; purchased 10/03/07)	B2	12.00	11/01/15	170	(g)	166,600

						4,414,462

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	17

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance 1.0%
General Motors Acceptance Corp.,
Notes	B3	6.875%	8/28/12	$530		$310,922
Notes	B3	6.75	12/01/14	85		46,152
GMAC LLC, Unsub. Notes	B3	6.625	5/15/12	75		43,799
Residential Capital LLC, Sec’d. Notes, 144A	Caa3	9.625	5/15/15	464		153,120

						553,993

Packaging 5.1%
Ball Corp., Gtd. Notes	Ba1	6.625	3/15/18	525		514,499
Berry Plastics Holding Corp.,
Sec’d. Notes	Caa1	6.651(h)	9/15/14	225		168,750
Sec’d. Notes	Caa1	8.875	9/15/14	175		145,250
BWAY Corp., Gtd. Notes	B3	10.00	10/15/10	150		149,250
Crown Americas LLC,
Gtd. Notes	B1	7.625	11/15/13	300		305,250
Gtd. Notes	B1	7.75	11/15/15	250		256,250
Exopack Holding Corp., Gtd. Notes	B3	11.25	2/01/14	225		197,438
Graham Packaging Co., Inc.,
Gtd. Notes	Caa1	8.50	10/15/12	100		94,250
Sub. Notes	Caa1	9.875	10/15/14	75		65,813
Greif, Inc., Sr. Notes	Ba2	6.75	2/01/17	415		402,550
Owens Brockway Glass Container, Inc., Gtd. Notes	Ba3	8.25	5/15/13	450		463,500
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	175		164,500

						2,927,300

Paper 2.3%
Cascades, Inc. (Canada), Sr. Notes	Ba3	7.25	2/15/13	185	(c)	156,325
Cellu Tissue Holdings, Inc., Sec’d. Notes	B2	9.75	3/15/10	75		69,563
Domtar Corp.,
Gtd. Notes	Ba3	5.375	12/01/13	175		154,000
Notes	Ba3	7.875	10/15/11	100		102,750
Georgia-Pacific Corp., Gtd. Notes, 144A (original cost $275,000; purchased 12/13/06)	Ba3	7.125	1/15/17	275	(g)	255,063
Graphic Packaging International Corp., Sr. Notes	B3	8.50	8/15/11	275		270,875

See Notes to Financial Statements.

18

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Paper (cont’d)
Norampac, Inc. (Canada), Sr. Notes	Ba3	6.75%	6/01/13	$60	(c)	$49,350
Verso Paper Holdings LLC, Gtd. Notes, Ser. B	B3	11.375	8/01/16	335		284,749

						1,342,675

Pipelines & Other 3.7%
AmeriGas Partners LP, Sr. Notes	Ba3	7.125	5/20/16	175		162,750
Copano Energy LLC, Sr. Notes, 144A	B1	7.75	6/01/18	225		209,250
El Paso Corp., Sr. Notes, M.T.N.	Ba3	7.75	1/15/32	110		108,030
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75	5/01/14	50		43,500
Inergy LP,
Gtd. Notes	B1	8.25	3/01/16	50		47,000
Sr. Notes	B1	6.875	12/15/14	100		90,000
MarkWest Energy Partners LP, Sr. Notes, 144A	B2	8.75	4/15/18	170		169,150
Targa Resources, Inc., Gtd. Notes	B3	8.50	11/01/13	400		380,000
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	8.125	3/15/12	475		504,687
Williams Partners LP, Gtd. Notes	Ba2	7.25	2/01/17	375		375,938

						2,090,305

Retailers 1.4%
GSC Holdings Corp., Gtd. Notes	Ba1	8.00	10/01/12	165		172,838
Neiman-Marcus Group, Inc., Gtd. Notes, PIK	B2	9.00	10/15/15	255		247,987
Pantry, Inc. (The), Sr. Sub. Notes	Caa1	7.75	2/15/14	165		137,775
Saks, Inc., Gtd. Notes	B2	9.875	10/01/11	58		58,145
Susser Holdings LLC, Gtd. Notes	B3	10.625	12/15/13	204		205,020

						821,765

Technology 9.5%
Affiliated Computer Services, Inc.	Ba2	4.70	6/01/10	1,100		1,039,500
Avago Technologies Finance Wireless (Singapore),
Gtd. Notes	B1	10.125	12/01/13	205	(c)	220,631
Gtd. Notes	B3	11.875	12/01/15	125	(c)	135,625
First Data Corp., Gtd. Notes, 144A	B3	9.875	9/24/15	350		301,875
Freescale Semiconductor, Inc.,
Sr. Unsec’d. Notes, PIK	B2	9.125	12/15/14	455		354,900

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	19

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d)
Iron Mountain, Inc.,
Gtd. Notes	B2	7.75%	1/15/15	$250		$250,000
Gtd. Notes	B2	8.00	6/15/20	50		48,625
Gtd. Notes	B2	8.625	4/01/13	175		175,875
Nortel Networks Ltd. (Canada), Gtd. Notes	B3	10.125	7/15/13	200	(c)	186,000
NXP BV/ NXP Funding LLC (Netherlands),
Gtd. Notes, Series WI	Caa2	9.50	10/15/15	300	(c)	203,250
Sec’d.Notes, Series WI	B3	7.875	10/15/14	200	(c)	164,000
Open Solutions, Inc., Sr. Sub. Notes, 144A	Caa1	9.75	2/01/15	100		71,000
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.375	10/01/11	674	(c)	664,733
Sensata Technologies BV (Netherlands), Gtd. Notes	Caa1	8.00	5/01/14	350	(c)	297,500
Serena Software, Inc., Gtd. Notes	Caa1	10.375	3/15/16	300		276,750
STATS ChipPAC Ltd. (Singapore),
Gtd. Notes	Ba1	6.75	11/15/11	250	(c)	252,500
Sr. Notes	Ba1	7.50	7/19/10	150	(c)	153,750
SunGard Data Systems, Inc.,
Bonds,	B3	4.875	1/15/14	485		426,194
Gtd. Notes	Caa1	9.125	8/15/13	200		203,000

						5,425,708

Telecommunications 8.6%
American Tower Corp., Sr. Unsecd. Notes	Ba1	7.125	10/15/12	750		765,000
Centennial Communications Corp., Gtd. Notes	B2	10.125	6/15/13	175		182,438
Citizens Communications Co.,
Notes	Ba2	9.25	5/15/11	205		212,175
Sr. Notes	Ba2	9.00	8/15/31	150		130,125
Cricket Communications, Inc., Sr. Unsec’d Notes, 144A	B3	10.00	7/15/15	175		175,875
Fairpoint Communications, Inc., Sr. Notes, 144A	B3	13.125	4/01/18	250		247,500
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B	Caa3	12.50	5/01/15	225		39,375

See Notes to Financial Statements.

20

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d)
Level 3 Financing, Inc., Gtd. Notes	Caa1	12.25%	3/15/13	$425		$433,500
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.00	8/03/09	1,000		998,749
Qwest Communications International, Inc., Gtd. Notes, Ser. B	Ba3	7.50	2/15/14	205		186,550
Qwest Corp., Sr. Notes	Ba1	7.50	10/01/14	275		255,063
Rural Cellular Corp., Sr. Notes	A3	9.875	2/01/10	135		138,375
Sprint Capital Corp.
Gtd. Notes	Baa3	6.375	5/01/09	250		251,875
Gtd. Notes	Baa3	8.75	3/15/32	250		243,125
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25	2/15/14	100		101,375
Windstream Corp.,
Sr. Notes	Ba3	7.00	3/15/19	300		262,500
Sr. Notes	Ba3	8.625	8/01/16	300		297,000

						4,920,600

Total corporate bonds (cost $74,551,343)						69,265,455

				Shares
COMMON STOCK

Electric
Mirant Corp. (cost $1,623)				92		2,721

				Units

WARRANTS(b)
Sirius XM Radio, Inc., 144A Expiring 3/15/10				150		0
Viasystems Group, Inc., Expiring 1/10/31				10,871	(f)	1

Total warrants (cost $219,817)						1

Total long-term investments (cost $81,940,455)						76,339,307

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	21

Portfolio of Investments

as of August 31, 2008 continued

	Moody’s Rating†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENT 5.1%

U.S. GOVERNMENT AGENCY SECURITY
Federal Home Loan Bank, Discount Note (cost $2,914,840)	NR	2.033%(i)	9/02/08	$2,915	$2,914,681

Total short-term investments (cost $2,914,840)					2,914,681

Total Investments(e) 138.6% (cost $84,855,295; Note 4)					79,253,988
Liabilities in excess of other assets (38.6)%					(22,070,259)

Net Assets 100.0%					$57,183,729

†	The ratings reflected are as of August 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

M.T.N.—Medium Term Note

NR—Not rated by Moody’s or Standard & Poor’s

PIK— Payment in Kind

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institution buyers. Unless other wise noted, 144A securities are deemed to be liquid.

(a)	Represents issuer in default on interest payment; non-income producing security.
(b)	Non-income producing security.
(c)	US$ denominated foreign securities.
(d)	Standard & Poor’s Rating.
(e)	As of August 31, 2008, two securities representing $76 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(f)	Indicates a security that has been deemed illiquid.
(g)	Indicates a restricted security; the aggregate original cost of such securities is $716,884. The aggregate value of $571,663 is approximately 1.0% of net assets.
(h)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at August 31, 2008.
(i)	Represents zero coupon or step bond. Rate shown reflects the effective yield at the time of purchase.

See Notes to Financial Statements.

22

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2008 were as follows:

Healthcare & Pharmaceutical	15.7%
Capital Goods	12.3
Technology	12.2
Telecommunications	9.5
Electric	9.3
Cable	8.3
Energy—Other	7.9
Metals	7.7
Media & Entertainment	7.5
Gaming	5.9
Chemicals	5.7
Packaging	5.1
U.S. Government Agency Security	5.1
Aerospace/Defense	4.5
Pipelines & Other	3.7
Paper	3.5
Foods	3.0
Consumer	2.6
Automotive	2.4
Building Materials & Construction	1.8
Lodging	1.6
Retailers	1.4
Non-Captive Finance	1.0
Banking	0.7
Airlines	0.2

138.6
Liabilities in excess of other assets	(38.6)

100.0%

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	23

Statement of Assets and Liabilities

as of August 31, 2008

Assets
Investments, at value (cost $84,855,295)	$79,253,988
Cash	147
Foreign currency, at value (cost $66,160)	66,659
Interest	1,648,036

Total assets	80,968,830

Liabilities
Loan payable (Note 5)	23,500,000
Accrued expenses	120,955
Loan interest payable	61,360
Deferred directors’ fees	51,305
Management fee payable	33,891
Dividends payable	17,590

Total liabilities	23,785,101

Net Assets	$57,183,729

Net assets were comprised of:
Common stock, at par	$116,005
Paid-in capital in excess of par	83,296,005

83,412,010
Undistributed net investment income	557,934
Accumulated net realized loss on investments and foreign currency transactions	(21,185,407)
Net unrealized depreciation on investments and foreign currencies	(5,600,808)

Net assets, August 31, 2008	$57,183,729

Net asset value per share ($57,183,729 ÷ 11,600,472 shares of common stock issued and outstanding)	$4.93

See Notes to Financial Statements.

24

Statement of Operations

Year Ended August 31, 2008

Net Investment Income
Income
Interest	$6,946,855

Expenses
Management fee	420,374
Loan interest expense (Note 5)	876,313
Custodian’s fees and expenses	65,000
Legal fees and expenses	30,000
Audit fee	28,000
Registration fees	24,000
Transfer agent’s fees and expenses	23,000
Reports to shareholders	18,000
Directors’ fees and expenses	11,000
Miscellaneous	10,624

Total expenses	1,506,311

Net investment income	5,440,544

Realized And Unrealized Loss On Investments And Foreign Currency Transactions
Net realized loss on investments	(1,138,794)

Net change in net unrealized appreciation/depreciation on:
Investments	(4,012,232)
Foreign currencies	(7,058)

(4,019,290)

Net loss on investments and foreign currency transactions	(5,158,084)

Net Increase In Net Assets Resulting From Operations	$282,460

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	25

Statement of Cash Flows

Year Ended August 31, 2008

Increase (Decrease) In Cash
Cash flows provided from (used in) operating activities:
Interest received (excluding discount and premium amortization of $186,658)	$6,845,563

Operating expenses paid	(698,909)
Loan interest paid	(910,578)
Maturities of short-term portfolio investments, net	(2,268,849)
Purchases of long-term portfolio investments	(64,290,968)
Proceeds from disposition of long-term portfolio investments	62,128,267
Prepaid expenses	1,255

Net cash provided from operating activities	805,781

Cash flows provided from (used in) financing activities:
Cash dividends paid	(5,311,766)
Increase in borrowing	4,500,000

Net cash used in financing activities	(811,766)

Net decrease in cash	(5,985)
Cash at beginning of year	72,791

Cash at end of year	$66,806

Reconciliation of Net Increase in Net Assets to Net Cash Provided from (used in) Operating Activities
Net increase in net assets resulting from operations	$282,460

Increase in investments	(4,501,544)
Net realized loss on investment transactions	1,138,794
Increase in net unrealized depreciation on investments	4,019,290
Decrease in interest receivable	85,366
Decrease in receivable for investments sold	18,957
Decrease in prepaid expenses	1,255
Decrease in payable for investments purchased	(153,211)
Decrease in loan interest payable	(34,265)
Decrease in accrued expenses and other liabilities	(51,321)

Total adjustments	523,321

Net cash provided from operating activities	$805,781

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
Decrease In Net Assets
Operations
Net investment income	$5,440,544	$4,886,621
Net realized gain (loss) on investments	(1,138,794)	1,244,579
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(4,019,290)	(2,174,339)

Net increase in net assets resulting from operations	282,460	3,956,861
Dividends paid to shareholders from net investment income	(5,307,215)	(5,162,210)

Total decrease	(5,024,755)	(1,205,349)

Net Assets
Beginning of year	62,208,484	63,413,833

End of year(a)	$57,183,729	$62,208,484

(a) Includes undistributed net investment income of	$557,934	$213,388

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	27

Notes to Financial Statements

The High Yield Income Fund, Inc. (the “Fund”) was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund’s primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by a principal market maker. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

28

Short-term debt securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at current market quotations.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund’s custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund’s purchase commitments with respect to certain investments.

Restricted Securities: The Fund may invest up to 20% of its total assets in securities, which are not readily marketable, including those which are restricted as to disposition under securities law (“restricted securities”).

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The High Yield Income Fund, Inc.	29

Notes to Financial Statements

continued

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains or losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of stated coupon rate, original issue discount, market discount and premium, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund amortizes premium and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

30

Withholding taxes on foreign dividends are recorded net of reclaimable amounts at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed weekly and payable monthly, at an annual rate of .70 of 1% of the average weekly net assets of the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2008, aggregated $64,136,419 and $62,044,841, respectively.

The High Yield Income Fund, Inc.	31

Notes to Financial Statements

continued

Note 4. Distributions and Tax Information

In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2008, the adjustments were to increase undistributed net investment income by $211,217, decrease accumulated net realized loss on investments and foreign currency transactions by $3,038,023 and decrease paid-in capital in excess of par by $3,249,240 primarily due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting, paydown gains (losses) and expiration of capital loss carryforwards. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the years ended August 31, 2008 and August 31, 2007, the tax character of total dividends paid, as reflected on the Statement of Changes in Net Assets, of $5,307,215 and $5,162,210, respectively, was from ordinary income.

As of August 31, 2008, the distributable earnings on a tax basis were $626,829 (includes a timing difference of $17,590 for dividends payable) of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2008, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$85,299,199	$526,228	$(6,571,439)	$(6,045,211)

The difference between book basis and tax basis was attributed to deferred losses on wash sales and differences in the treatment of accreting market discount and premium amortization for book and tax purposes.

The adjusted net unrealized depreciation on a tax basis was $6,044,712, which includes other cost basis adjustments of $499 due to appreciation of foreign currencies.

32

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2008 of approximately $19,388,700 of which $5,010,500 expires in 2009, $6,960,200 expires in 2010, $7,076,300 expires in 2011, $282,300 expires in 2014 and $59,400 expires in 2016. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts. It is unlikely the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date. Approximately $3,249,200 of its capital loss carryforward expired unused in the fiscal year ended August 31, 2008. The Fund elected to treat post-October capital losses of approximately $1,344,400 as having been incurred in the following fiscal year (August 31, 2009).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5. Borrowings

The Fund has a credit agreement with State Street Bank & Trust Co. The maximum commitment under this agreement is $30,000,000. Interest on any such borrowings outstanding fluctuates daily at .50 of 1% over the Federal Funds rate and is payable monthly. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The expiration of the credit agreement was June 2, 2008, which was subsequently extended thru June 29, 2008. Effective June 30, 2008, the Fund renewed the credit agreement with State Street Bank & Trust Co. The maximum commitment under this renewed agreement is $30,000,000. Interest on any such borrowings outstanding fluctuates daily at .85 of 1% over the Federal Funds rate and is payable monthly. The expiration of the renewed credit agreement is June 29, 2009. The average daily balance outstanding during the year ended August 31, 2008, was $22,695,355 at a weighted average interest rate of 3.83%. The maximum face amount of borrowings outstanding at any month-end during the year ended August 31, 2008 was $26,000,000.

The Fund pays commitment fees at an annual rate of .08 of 1% on any unused portion of the credit agreement. The commitment fee is accrued daily and paid quarterly. Effective June 30, 2008, as part of the renewed the credit agreement with

The High Yield Income Fund, Inc.	33

Notes to Financial Statements

continued

State Street Bank & Trust Co., the Fund pays commitment fees at an annual rate of .15 of 1% of the maximum commitment under the credit agreement, regardless of usage. Commitment fees are included in “Loan interest expense” as reported on the Statement of Operations.

Note 6. Capital

There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of August 31, 2008.

During the years ended August 31, 2008 and August 31, 2007 the Fund did not issue shares in connection with the reinvestment of dividends.

Note 7. Subsequent Events

On September 2, 2008 and October 1, 2008 the Board of Directors of the Fund declared dividends of $.040 per share payable on September 30, 2008 and October 31, 2008, respectively, to shareholders of record on September 15, 2008 and October 15, 2008, respectively.

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

34

Financial Highlights

AUGUST 31, 2008	ANNUAL REPORT

The High Yield Income Fund, Inc.

Financial Highlights

Year Ended August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year(a)	$5.36

Net investment income	.47
Net realized and unrealized gain (loss) on investments	(.44)

Total from investment operations	.03
Dividends paid to shareholders from net investment income	(.46)

Net asset value, at end of year(a)	$4.93

Market price per share, end of year(a)	$4.31

Total Investment Return(b)	(3.14)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$57,184
Average net assets (000)	$60,040
Ratios to average net assets:
Expenses, before loan interest	1.05%
Total expenses	2.51%
Net investment income	9.06%
Portfolio turnover rate	78%
Asset coverage	343%
Total debt outstanding at year-end (000)	$23,500

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions.

See Notes to Financial Statements.

36

Year Ended August 31,
2007	2006	2005	2004

$5.47	$5.61	$5.57	$5.25

.42	.43	.45	.50
(.08)	(.14)	.09	.39

.34	.29	.54	.89
(.45)	(.43)	(.50)	(.57)

$5.36	$5.47	$5.61	$5.57

$4.91	$4.89	$5.43	$5.93

9.29%	(1.87)%	(.04)%	25.47%

$62,208	$63,414	$65,047	$64,471
$64,798	$63,605	$65,406	$63,724

1.12%	1.16%	1.36%	1.48%
3.17%	3.12%	2.71%	2.31%
7.54%	7.85%	7.91%	9.05%
66%	58%	75%	98%
427%	376%	383%	358%
$19,000	$23,000	$23,000	$25,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The High Yield Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Income Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2008, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the The High Yield Income Fund, Inc. as of August 31, 2008, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2008

38

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year.

During the fiscal year ended August 31, 2008, the Fund paid dividends of $0.458 per share which is taxable as ordinary income.

The Fund designates 100% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

For the purpose of preparing your 2008 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV or substitute 1099-DIV which will be mailed to you in January 2009.

The High Yield Income Fund, Inc.	39

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age	Principal Occupation(s) During Past Five	Other Directorships Held
Position(s)	Years
Portfolios Overseen (1)

Kevin J. Bannon (56)	Managing Director (since April 2008) of	None.
Board Member	Highmount Capital LLC (registered
Portfolios Overseen: 63	investment adviser); formerly Executive
Vice President and Chief Investment
Officer (January 2003-August 2007) of
Bank of New York Company; President
(May 2003-May 2007) of BNY Hamilton
Family of Mutual Funds.

Linda W. Bynoe (56)	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker- dealer).

Director of Simon Property Group, Inc.

(real estate investment trust) (since May 2003); Anixter International

(communication products distributor)

(since January 2006); Director of

Northern Trust Corporation (banking)

(since April 2006).

Board Member
Portfolios Overseen: 63

David E.A. Carson (74)	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Board Member
Portfolios Overseen: 63

Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.	None.

Robert E. La Blanc (74)	President (since 1981) of Robert E. La	Director of CA, Inc. (since 2002)
Board Member	Blanc Associates, Inc.	(software company); FiberNet Telecom
Portfolios Overseen: 63	(telecommunications).	Group, Inc. (since 2003) (telecom
company).

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June

2006), Chief Executive Officer (June

2000-July 2005), President (September

1997-July 2005) and Vice Chairman

(March 1984-May 2000) of Gannett Co.

Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66)	Lead Director (since 2007) and formerly	None.
Board Member	Chairman (1993-2007) of Carlisle
Portfolios Overseen: 63	Companies Incorporated (manufacturer
of industrial products).

Richard A. Redeker (65)	Retired Mutual Fund Executive (36	None.
Board Member	years); Management Consultant; Director
Portfolios Overseen: 63	of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68)	Chairman of the Board (since January	Formerly Director of BellSouth
Board Member &	2003) of Publishers Clearing House	Corporation (telecommunications)
Independent Chair	(direct marketing); formerly Chairman	(1992-2006).
Portfolios Overseen: 63	and Chief Executive Officer (August
1996-January 2003) of Publishers
Clearing House.

Stephen G. Stoneburn (65)	President and Chief Executive Officer	None.
Board Member	(since June 1996) of Quadrant Media
Portfolios Overseen: 63	Corp. (publishing company); formerly
President (June 1995-June 1996) of
Argus Integrated Media, Inc.; Senior Vice
President and Managing Director
(January 1993-1995) of Cowles Business
Media; Senior Vice President of Fairchild
Publications, Inc (1975-1989).

Interested Board Members

Judy A. Rice (60)	President, Chief Executive Officer, Chief	None.
Board Member & President	Operating Officer and Officer-In-Charge
Portfolios Overseen: 63	(since February 2003) of Prudential
Investments LLC; President, Chief Executive
Officer and Officer-In-Charge (since April
2003) of Prudential Mutual Fund Services
LLC; formerly Vice President (February
1999-April 2006) of Prudential Investment
Management Services LLC; formerly
President, Chief Executive Officer, Chief
Operating Officer and Officer-In-Charge
(May 2003-June 2005) and Director (May
2003-March 2006) and Executive Vice
President (June 2005-March 2006) of AST
Investment Services, Inc.; Member of Board
of Governors of the Investment Company
Institute.

The High Yield Income Fund, Inc.

Robert F. Gunia (61)	Chief Administrative Officer (since	Director (since May 1989) of The Asia
Board Member & Vice	September 1999) and Executive Vice	Pacific Fund, Inc. and Vice President
President	President (since December 1996) of	(since January 2007) of The Greater
Portfolios Overseen: 147	Prudential Investments LLC; President	China Fund, Inc.
(since April 1999) of Prudential
Investment Management Services LLC;
Executive Vice President (since March
1999) and Treasurer (since May 2000) of
Prudential Mutual Fund Services LLC;
Chief Administrative Officer, Executive
Vice President and Director (since May
2003) of AST Investment Services, Inc.

[1]

The year that each Board Member joined the Fund's Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Deborah A. Docs (50) Secretary and Chief Legal Officer

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President

(since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice

President and Assistant Secretary (May 2003-June 2005) of AST Investment Services,

Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary

(since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May

2003-June 2005) of AST Investment Services, Inc.

Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and

Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary

(since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund

Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September

1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005)

of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since

May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President

(May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

The High Yield Income Fund, Inc.

(a)	Excludes interested Board Members who also serve as President or Vice President.

1	The year that each individual became an Officer of the Fund is as follows:

Deborah A. Docs, 1997; Jonathan D. Shain, 2004; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Grace C. Torres, 1997; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The High Yield Income Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The High Yield Income Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of The High Yield Income Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper All Leveraged Closed-End High Current Yield Funds

Performance Universe) was in the first quartile over the one-, three, and ten-year periods, and in the third quartile over the five-year period. The Board also noted that the Fund outperformed its benchmark during all periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s second quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

When reviewing and approving management and subadvisory agreements, boards of directors generally consider, among other factors, the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the Fund is a closed-end fund, its size would increase only as a result of any appreciation in its portfolio holdings or as a result of dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the agreements.

The High Yield Income Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

Prudential, Prudential Financial and the Prudential Financial logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 4/2008 NS

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

Connecticut General Variable Annuity Contract I & II

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc.,

The Cash Accumulation Trust

Greater China Fund, Inc., The

High Yield Income Fund, Inc., The

High Yield Plus Fund, Inc., The

JennisonDryden Mutual Funds

MoneyMart Assets, Inc.

Nicholas-Applegate Fund, Inc.

Prudential Capital Partners, L.P.

Prudential Bache Commodities, LLC

Prudential Institutional Liquidity Portfolio, Inc.

Strategic Partners Mutual Funds

Target Asset Allocation Funds, Inc.

Target Portfolio Trust, The

PB Financial Services, Inc.

CGOV-D2385

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077	(800) 451-6788	www.prudential.com

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E. A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Chief Legal Officer and Secretary •

Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT AND REGISTRAR	Computershare Trust Company, N.A. c/o Computershare Investor Services	PO Box 43011 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, The High Yield Income Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

HYIA    429904105    IFS-A156665    Ed. 10/2008

Item 2	–	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3	–	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4	–	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2008 and August 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,617 and $26,281, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $340,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon, Linda W. Bynoe, David E.A. Carson (chair), Robert E. La Blanc, Stephen P. Munn and Robin B. Smith (ex-officio).

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Summary of Prudential Investment Management, Inc. Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

Information pertaining to the portfolio managers of the registrant, as of October 31, 2008, is set forth below.

PORTFOLIO MANAGERS

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance Team, which includes the High Yield Sector Team and the Bank Loan Sector Team. In addition, Mr. Appleby is portfolio manager for institutional and retail high yield bond portfolios. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. Mr. Appleby also was a high yield credit analyst and worked in Prudential Financial's private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Sector Managers

Stephen Haeckel is Principal and high yield sector portfolio manager for the High Yield Team. Before assuming this role in 1999, he was a research analyst in the Credit Research Unit. Mr. Haeckel has also worked in Prudential Financial's Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential Financial in 1990, Mr. Haeckel was an Investment Officer at MONY Capital Management. He received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential Financial's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager for the High Yield Team. Prior to assuming his current position in 2005, he spent 12 years as a credit analyst in the Credit Research Unit, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal for the High Yield Team, responsible for investment strategy and risk management. Prior to assuming his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, Mr. Collins was a credit research analyst. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Prudential Fixed Income

High Yield Portfolio Management and Research Teams

As of September 30, 2008

Name	Title/ Responsibilities	Yrs Exp	Yrs @ Firm	Degrees/ Designations	Sponsoring Body/School
Portfolio Management Team
Paul Appleby	Managing Director and Head of High Yield Team	22	21	MBA CFA	Sloan School at Mass. Inst. of Tech. (MIT)
Michael J. Collins	Principal, Sector Porfolio Manager, Investment Strategist	15	23	MBA CFA	New York University
Stephen Haeckel	Principal, Sector Portfolio Manager	21	19	MBA	J.L. Kellogg School of Mgmt. at Northwestern
Robert Spano	Principal, Sector Portfolio Manager	12	17	MBA CFA, CPA	New York University
Terence Wheat	Principal, Sector Portfolio Manager	15	20	MBA CFA	Rider University

Additional Information About the Portfolio Managers — Other Accounts and Fund Ownership. The following table sets forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s’) Portfolio Managers are primarily responsible for the day-to-day portfolio management as of the Fund(s’) most recently completed fiscal year. The table shows, for each Portfolio Manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of the Fund(s) beneficially owned by the Portfolio Managers as of the Fund(s’) most recently completed fiscal year. All reported numbers in the table below are rounded to the thousands.

Portfolio Managers: Information About Other Accounts
Fund Name Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
High Yield Income Fund	Paul Appleby, CFA	3/$1,350,158	17/$584,117; 5/$478,290	16/$5,773,298	None
	Robert Spano, CFA	3/$1,350,158	13/$519,742; 5/$478,290	14/$1,583,771	None
	Stephen Haeckel	3/$1,350,158	15/$568,033; 5/$478,290	16/$5,868,778	None
	Michael J. Collins, CFA	10/$1,489,592	9/$445,153; 1/$390,294	18/$6,574,427	None
	Terence Wheat, CFA	5/$1,432,292	18/$577,953; 5/$478,290	16/$5,643,535	None

Compensation and Conflicts Disclosure:

Compensation

Prudential Investment Management, Inc.’s Fixed Income unit ("PIM Fixed Income") seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownership stake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-year growth of certain portions of PIM Fixed Income’s asset management business. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals’ annual cash bonus is paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) Investment performance (pre-tax) of all portfolios managed by PIM Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio, 2) PIM Fixed

Income’s business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

A portfolio manager’s long-term incentive grant of phantom stock units and restricted Prudential Financial stock is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. The value of the phantom stock units will reflect the three-year growth of certain portions of PIM Fixed Income’s asset management business but will exclude from this calculation the growth of PI-managed mutual funds.

PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional’s incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization. The performance of each Fund is judged against the applicable Lipper performance peer group/peer universe, as part of this process.

For example, the performance of the Dryden High Yield Fund was judged versus the Lipper FI High Current Yield Funds as part of this process.

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

A portion of PIM Fixed Income’s long-term incentive grant includes phantom stock units, the value of which reflects the three-year growth of certain portions of PIM Fixed Income’s asset management business. The calculation of growth does not include the growth of PI-managed mutual funds. A portfolio manager may face a conflict of interest given that a piece of his or her long-term compensation is not affected by the growth of PI-managed mutual funds, including this fund. A portfolio manager’s compensation may be affected as discussed above by the performance of the mutual funds he or she manages.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by l regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM’s fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type

(e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there maybe limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more affiliated accounts of PIM or other client accounts managed by PIM or its affiliates. This may occur because PIM affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund, but at different levels in the capital structure. Investment by PIM affiliated accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the PIM affiliated accounts and the Fund.

For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, a PIM affiliated account might hold secured debt of an issuer whose public unsecured debt is held by the Fund. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise PIM affiliated accounts. PIM’s portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures designed to ensure that — including to the extent that client accounts are managed differently from PIM affiliated accounts— each of the client accounts and each affiliated account is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations. These procedures include supervisory review procedures.

Potential conflicts of interest may exist where P IM or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors (including, investment objectives, investment strategies or restrictions), while other accounts may take the opposite position in the security in accordance with that accounts’ investment objectives, investment strategies and restrictions. PIM periodically conducts reviews of these accounts and assesses the appropriateness of these differing positions.

Finally, because of the substantial size of PICA’s general account, trading by PICA’s general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA’s general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers. PIM has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12	–	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The High Yield Income Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 24, 2008

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	October 24, 2008

*	Print the name and title of each signing officer under his or her signature.